Goodwill	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
Goodwill
Changes in goodwill are summarized as follows:

Year ended December 31	2014	2015
(in thousands)	EUR	EUR

Cost
Balance at beginning of year	2,088,589	2,357,536
Effect of changes in exchange rates	268,947	267,016
Balance at end of year	2,357,536	2,624,552

Goodwill is tested for impairment annually at the start of the fourth quarter and whenever events or changes in circumstances indicate that the carrying amount of the goodwill may not be recoverable.
Goodwill mainly relates to the acquisition of Cymer. Within ASML we have identified two RUs, which are RU ASML and RU CLS.
As of December 31, 2015 the goodwill allocated to RU ASML amounts to EUR 2,124.4 million (2014: EUR 1,908.3 million) and for RU CLS this amounts to EUR 500.2 million (2014: EUR 449.2 million).
For 2015 and 2014, the fair value calculations of the RUs were performed by discounting the future cash flows generated from the continuing use of the RUs. Cash flows beyond the forecasted period of five years have been extrapolated using a 0 percent growth rate.
The pre-tax WACC used to determine the expected discounted future cash flows is 9.6 percent for RU ASML and 13.6 percent for RU CLS.
Based on the recoverability testing during the annual goodwill impairment test, we believe that the fair values of the RUs significantly exceed their carrying amounts, and therefore goodwill was not impaired as of December 31, 2015.